CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A of Corgi ETF Trust I.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2026